UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

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MILLENNIUM BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-49611 (Commission File Number)	54-1920520 (IRS Employer Identification No.)

1601 Washington Plaza Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (703) 464-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2007, the Board of Directors of Millennium Bankshares Corporation (the “Company”) adopted an amendment to its bylaws (the “Bylaws”). The amendment revised Section 6.1 of the Bylaws to authorize the Board of Directors to permit the issuance and process the transfer of uncertificated shares of the Company’s capital stock. The purpose of the amendment is to satisfy the requirement of The Nasdaq Stock Market, Inc. that shares of the Company’s capital stock be eligible by December 31, 2007 for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934.

A copy of the Company’s Bylaws, as amended to date, is filed as Exhibit 3.1 to this report and is incorporated by reference into this item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Company (restated in electronic format as of September 27, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

(Registrant)

Dated: October 3, 2007	By:	/s/ Dale G. Phelps

Dale G. Phelps

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of the Company (restated in electronic format as of September 27, 2007).